Exhibit 5.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-10 of our report dated March 31, 2021, relating to the financial statements of Fury Gold Mines Limited, appearing in the Annual Report on Form 40-F of Fury Gold Mines Limited for the year ended December 31, 2020.

/s/ Deloitte LLP

Chartered Professional Accountants

Vancouver, Canada

April 30, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-10 of our report dated September 2, 2020, relating to the financial statement of 1258618 B.C. Ltd., appearing in the Report of Foreign Issuer on Form 6-K of Fury Gold Mines Limited (formerly Auryn Resources Inc.) dated September 8, 2020.

We also consent to the incorporation by reference in this Registration Statement on Form F-10 of our report dated September 3, 2020, relating to the financial statements of the carve-out operations related to Auryn Resources Inc.’s Sombrero property, appearing in the Report of Foreign Issuer on Form 6-K of Fury Gold Mines Limited (formerly Auryn Resources Inc.) dated September 8, 2020.

/s/ Deloitte LLP

Chartered Professional Accountants

Vancouver, Canada

April 30, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-10 of our report dated September 2, 2020, relating to the financial statement of 1258620 B.C. Ltd., appearing in the Report of Foreign Issuer on Form 6-K of Fury Gold Mines Limited (formerly Auryn Resources Inc.) dated September 8, 2020.

We also consent to the incorporation by reference in this Registration Statement on Form F-10 of our report dated September 3, 2020, relating to the financial statements of the carve-out operations related to Auryn Resources Inc.’s Curibaya property, appearing in the Report of Foreign Issuer on Form 6-K of Fury Gold Mines (formerly Auryn Resources Inc.) Limited dated September 8, 2020.

/s/ Deloitte LLP

Chartered Professional Accountants

Vancouver, Canada

April 30, 2021